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                                                                    EXHIBIT 99.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                        SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kaydon Corporation (the "Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian P. Campbell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 9, 2002                              /s/ Brian P. Campbell
                                           ----------------------
                                           Brian P. Campbell
                                           Chief Executive Officer and
                                           Chief Financial Officer